UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 16, 2004

YAK COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Florida	0-33471	98-0203422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55 Town Centre Court, Suite 610 Toronto, Ontario, Canada	MIP 4X4
(Address of principal executive offices)	(Zip Code)

(416) 296-7111

(Registrant’s telephone number including area code)

Item 5. Other Events and Required FD Disclosure

On March 16, 2004, Yak Communications Inc., issued a press release entitled “Yak Communications Inc. Obtains Commitments for $18 Million Financing.” The press release is attached as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1 – Yak Communications Inc. Press Release, dated March 16, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAK COMMUNICATIONS INC.

March 17, 2004	By:	/s/ Charles Zwebner
Charles Zwebner, President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description of Document
99.1	Yak Communications Inc. Press Release, dated March 16, 2004.

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